Exhibit 99.1

LETTER OF TRANSMITTAL

To Offer to Exchange Shares of Common Stock

of

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

for
$57.60 in Cash and
0.8546 Shares of Common Stock of Hertz Global Holdings, Inc.
by

HDTMS, INC.
a wholly owned subsidiary of

HERTZ GLOBAL HOLDINGS, INC.

Pursuant to the Prospectus/Offer to Exchange dated May 9, 2011

THE OFFER AND THE WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON JULY 8, 2011, UNLESS THE OFFER IS EXTENDED. SHARES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE OFFER BUT NOT DURING ANY SUBSEQUENT OFFERING PERIOD.

The Exchange Agent for the Offer is:

By Mail:	By Overnight Courier or By Hand:

American Stock Transfer & Trust Company, LLC Attn: Reorganizations P.O. Box 2042 New York, New York 10272-2042	American Stock Transfer & Trust Company, LLC Attn: Reorganizations 6201 15th Avenue Brooklyn, New York 11219

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY AND IN THEIR ENTIRETY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear on Share Certificate(s))		Share Certificate(s) and Share(s) Tendered (Attach additional list, if necessary)
		Share Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares
*	Need not be completed by stockholders tendering by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the Exchange Agent are being tendered. See Instruction 4.

This Letter of Transmittal is to be used for the exchange of shares of common stock (“Dollar Thrifty Common Stock”) of Dollar Thrifty Automotive Group, Inc. (“Dollar Thrifty”), a Delaware corporation. Tendering Dollar Thrifty stockholders may use this form if certificates representing shares of Dollar Thrifty Common Stock are to be forwarded herewith or, unless an Agent’s Message (as defined in Instruction 2 below) is utilized, if delivery of shares of Dollar Thrifty Common Stock is to be made by book-entry transfer to the account of American Stock Transfer & Trust Company, LLC (the “Exchange Agent”) at the book-entry transfer facility pursuant to the procedures set forth in the section of the Prospectus/Offer to Exchange dated May 9, 2011 (the “Prospectus/Offer to Exchange”) entitled “The Exchange Offer—Procedure for Tendering”.

Holders of outstanding shares of Dollar Thrifty Common Stock whose certificates representing shares of Dollar Thrifty Common Stock are not immediately available or who cannot deliver their certificates representing shares of Dollar Thrifty Common Stock and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined herein), or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, must tender their shares of Dollar Thrifty Common Stock according to the guaranteed delivery procedure set forth in the section of the Prospectus/Offer to Exchange entitled “The Exchange Offer—Procedure for Tendering”. See Instruction 2 below. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

TENDER OF SHARES
☐  CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐  CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT, AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivery is by guaranteed delivery by book-entry transfer, also give the following information:

Name of Tendering Institution:

Account Number:

Transaction Code Number:
NOTE: SIGNATURES MUST BE PROVIDED BELOW FOR THIS LETTER OF TRANSMITTAL AND FOR THE SUBSTITUTE
FORM W-9 INCLUDED HEREWITH.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY AND IN THEIR ENTIRETY.

Ladies and Gentlemen:

The undersigned hereby tenders to HDTMS, Inc. (“Purchaser”), a Delaware corporation and a wholly owned subsidiary of Hertz Global Holdings, Inc. (“Hertz”), a Delaware corporation, each of the above-described shares of common stock, par value $0.01 per share (“Dollar Thrifty Common Stock”), of Dollar Thrifty Automotive Group, Inc. (“Dollar Thrifty”), a Delaware corporation, in exchange for $57.60 in cash, without interest and less any required withholding taxes, and 0.8546 shares of common stock, par value $0.01 per share, of Hertz (“Hertz Common Stock”), and cash in lieu of any fractional shares of Hertz Common Stock, upon the terms and subject to the conditions set forth in the Prospectus/Offer to Exchange dated May 9, 2011 (the “Prospectus/Offer to Exchange”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as amended, supplemented or modified from time to time, constitute the “Offer”). The Offer expires at 12:00 midnight, New York City Time, on July 8, 2011 (which is the end of the day on July 8, 2011), unless extended as described in the Prospectus/Offer to Exchange (as extended, the “Expiration Date”). The undersigned understands that each of Hertz and Purchaser reserves the right to transfer or assign, in whole or in part from time to time, to one or more of its affiliates the right to exchange all or any portion of the Dollar Thrifty Common Stock tendered pursuant to the Offer, but any such transfer or assignment will not relieve Hertz or Purchaser of its obligations under the Offer or prejudice the undersigned’s rights to exchange shares of Dollar Thrifty Common Stock validly tendered and accepted for exchange pursuant to the Offer.

Upon the terms and subject to the conditions of the Offer (and, if the Offer is extended, amended or earlier terminated, the terms and conditions of any such extension, amendment or termination), and subject to, and effective upon, acceptance of shares of Dollar Thrifty Common Stock tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the shares of Dollar Thrifty Common Stock that are being tendered hereby (and any and all dividends, distributions, rights, other shares of Dollar Thrifty Common Stock or other securities issued, paid, distributed or issuable, payable or distributable in respect thereof on or after the date of the Prospectus/Offer to Exchange, other than regular quarterly cash dividends (if any) on Dollar Thrifty Common Stock (collectively, “Distributions”)) and irrevocably appoints American Stock Transfer & Trust Company, LLC (the “Exchange Agent”) the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such shares of Dollar Thrifty Common Stock (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered shares of Dollar Thrifty Common Stock), to (i) deliver certificates representing such shares of Dollar Thrifty Common Stock, and all Distributions, or transfer ownership of such shares of Dollar Thrifty Common Stock (and all Distributions) on the account books maintained by the book-entry transfer facility, together, in either case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Purchaser; (ii) present such shares of Dollar Thrifty Common Stock (and all Distributions) for transfer on the books of Dollar Thrifty; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of Dollar Thrifty Common Stock (and all Distributions), all in accordance with the terms of the Offer.

By executing this Letter of Transmittal, or through delivery of an Agent’s Message, as set forth in the section of the Prospectus/Offer to Exchange entitled “The Exchange Offer—Procedure for Tendering”, the tendering stockholder irrevocably appoints designees of Purchaser as such stockholder’s agents, attorneys-in-fact and proxies, each with full power of substitution, to the full extent of such stockholder’s rights with respect to the shares of Dollar Thrifty Common Stock tendered by such stockholder and accepted for exchange by Purchaser (and all Distributions). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered shares of Dollar Thrifty Common Stock (and all Distributions). Such appointment will be effective when, and only to the extent that, Purchaser accepts such shares of Dollar Thrifty Common Stock for exchange. Upon appointment, all prior powers of attorney and proxies given by such stockholder with respect to such shares of Dollar Thrifty Common Stock (and all Distributions) will be revoked, without further action, and no subsequent powers of attorney or proxies may be given nor any subsequent written consent executed by such stockholder (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of Purchaser will, with respect to the shares of Dollar Thrifty Common Stock (and all Distributions) for which the appointment is effective, be empowered to exercise all voting, consent and other rights of such stockholder as they in their discretion may deem proper at any annual or special meeting of Dollar Thrifty stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Hertz and Purchaser each reserve the right to require that, in order for shares of Dollar Thrifty Common Stock to be deemed validly tendered, immediately upon Purchaser’s acceptance of shares of Dollar Thrifty Common Stock for exchange, Hertz must be able to exercise full voting, consent and other rights with respect to such shares of Dollar Thrifty Common Stock (and all Distributions).

The foregoing proxies are effective only upon acceptance for exchange of shares of Dollar Thrifty Common Stock tendered pursuant to the Offer. The Offer does not constitute a solicitation of proxies or consents, absent an exchange of shares of Dollar Thrifty Common Stock, from Dollar Thrifty’s stockholders.

The undersigned hereby represents and warrants that the undersigned owns the shares of Dollar Thrifty Common Stock being tendered (and all Distributions), the tender of such shares of Dollar Thrifty Common Stock complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended, the undersigned has full power and authority to tender, sell, assign and transfer the shares of Dollar Thrifty Common Stock (and all Distributions) tendered hereby, when such shares of Dollar Thrifty Common Stock are accepted for exchange by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto (and to all Distributions), free and clear of all liens, restrictions, charges and encumbrances, and none of such shares of Dollar Thrifty Common Stock (or any Distributions) will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Exchange Agent or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of shares of Dollar Thrifty Common Stock (and all Distributions) tendered hereby. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Purchaser all Distributions in respect of shares of Dollar Thrifty Common Stock tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as the owner of each such Distribution and may withhold the entire consideration for the shares of Dollar Thrifty Common Stock tendered hereby or deduct from such consideration the amount or value of such Distribution as determined by Purchaser in its sole discretion.

No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus/Offer to Exchange, this tender is irrevocable.

The undersigned understands that the valid tender of shares of Dollar Thrifty Common Stock pursuant to any one of the procedures described in the section of the Prospectus/Offer to Exchange entitled “The Exchange Offer—Procedure for Tendering” and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and, if the Offer is extended, amended or earlier terminated, the terms or conditions of any such extension, amendment or termination). The undersigned recognizes that under certain circumstances set forth in the Prospectus/Offer to Exchange, Purchaser may not be required to accept for exchange any of the shares of Dollar Thrifty Common Stock tendered hereby.

The undersigned understands that the delivery and surrender of shares of Dollar Thrifty Common Stock that the undersigned has tendered is not effective, and the risk of loss of such shares of Dollar Thrifty Common Stock does not pass to the Exchange Agent, until the Exchange Agent receives this Letter of Transmittal, properly completed and duly executed, or an Agent’s Message (as discussed in the Prospectus/Offer to Exchange in the section entitled “The Exchange Offer—Procedure for Tendering”) in connection with a book-entry transfer of shares, together with all accompanying evidences of authority in form satisfactory to Purchaser and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT ALL QUESTIONS AS TO THE FORM OF DOCUMENTS (INCLUDING NOTICES OF WITHDRAWAL) AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY TENDER OF SHARES OF DOLLAR THRIFTY COMMON STOCK WILL BE DETERMINED BY HERTZ AND PURCHASER IN THEIR SOLE DISCRETION, AND SUCH DETERMINATION SHALL BE FINAL AND BINDING UPON ALL TENDERING DOLLAR THRIFTY STOCKHOLDERS TO THE FULLEST EXTENT PERMITTED BY LAW. The undersigned also understands that no tender of shares of Dollar Thrifty Common Stock is valid until all defects and irregularities in tenders of shares of Dollar Thrifty Common Stock have been cured or waived and that none of Hertz, Purchaser, the Exchange Agent, the Information Agent (see below), the Dealer Manager (see below) or any other person is under any duty to give notification of any defects or irregularities in the tender of any shares of Dollar Thrifty Common Stock or will incur any liability for failure to give any such notification.

Unless otherwise indicated below under “Special Issuance Instructions”, the undersigned hereby requests that the certificates for shares of Hertz Common Stock (or, at Purchaser’s election, evidence of book-entry of shares of Hertz Common Stock) and a check for cash (including any cash paid in lieu of fractional shares of Hertz Common Stock), and the return of any certificates representing shares of Dollar Thrifty Common Stock not tendered or not accepted for exchange, be issued in the name(s) of the registered holder(s) appearing above in the box entitled “Description of Shares Tendered”. Similarly, unless otherwise indicated below in the box entitled “Special Delivery Instructions”, the undersigned hereby requests that the certificates for shares of Hertz Common Stock (or, at Purchaser’s election, evidence of book-entry of shares of Hertz Common Stock) and a check for cash (including any cash paid in lieu of fractional shares of Hertz Common Stock), and any certificates representing shares of Dollar Thrifty Common Stock not tendered or not accepted for exchange (and accompanying documents, as appropriate) be mailed to the address(es) of the registered holder(s) appearing above in the box entitled “Description of Shares Tendered”. In the event that the boxes below entitled “Special Issuance Instructions” and “Special Delivery Instructions” are both completed, the undersigned hereby requests that the certificates for shares of Hertz Common Stock (or, at Purchaser’s election, evidence of book-entry of shares of Hertz Common Stock) and a check for cash (including any cash paid in lieu of fractional shares of Hertz Common Stock), and the return of any certificates representing shares of Dollar Thrifty Common Stock not tendered or not accepted for exchange, be issued in the name(s) of, and any certificates or other evidence (and accompanying documents, as appropriate) be mailed to, the person(s) so indicated. Stockholders tendering shares of Dollar Thrifty Common Stock by book-entry transfer may request that shares of Dollar Thrifty Common Stock not exchanged be credited to such account at the book-entry transfer facility as such stockholder may designate under “Special Issuance Instructions”. If no such instructions are given, any such shares of Dollar Thrifty Common Stock not exchanged will be returned by crediting the account at the book-entry transfer facility designated below. The undersigned recognizes that Purchaser has no obligation, pursuant to the “Special Issuance Instructions”, to transfer any shares of Dollar Thrifty Common Stock from the name of the registered holder(s) thereof if Purchaser does not accept for exchange any of the shares of Dollar Thrifty Common Stock so tendered.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the certificates for shares of Hertz Common Stock (or, at Purchaser’s election, evidence of book-entry of shares of Hertz Common Stock), the check for cash payable in the Offer (without interest and less any required withholding taxes) and/or certificates representing shares of Dollar Thrifty Common Stock not tendered or not accepted for exchange are to be issued in the name of someone other than the registered holder(s) listed above in the box entitled “Description of Shares Tendered”.

Issue (please check one or both, as applicable):

☐ Check   ☐   Share Certificate(s)          to:

Name:
(Please Print)

Address:

(Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:
(See Substitute Form W-9 attached; foreign stockholder see appropriate Form W-8)

☐ Credit shares of Dollar Thrifty Common Stock tendered by book-entry transfer, but not exchanged, to the account number at the book-entry transfer facility set forth below.

Account Number:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the certificates for shares of Hertz Common Stock (or, at Purchaser’s election, evidence of book-entry of shares of Hertz Common Stock), the check for cash payable in the Offer (without interest and less any required withholding taxes) and/or certificates representing shares of Dollar Thrifty Common Stock not tendered or not accepted for exchange are to be sent to an address other than the address(es) of the registered holder(s) listed above in the box entitled “Description of Shares Tendered”.

Mail (please check one or both, as applicable):

☐ Check   ☐  Share Certificate(s)    to:

Name:
(Please Print)

Address:

(Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:
(See Substitute Form W-9 attached; foreign stockholder see appropriate Form W-8)

IMPORTANT—SIGN HERE
(Please Complete Substitute Form W-9 Below)

Dated:

(Signature(s) of Stockholder(s))

(Must be signed by registered holder(s) exactly as name(s) appear(s) on share certificates or on a security position listing by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 below.)

Name:
(Please Print)

Capacity (Full Title):

Address:
(Zip Code)

Area Code and Telephone Number:

Taxpayer Identification Number or Social Security Number:
(See Substitute Form W-9 attached; foreign stockholder see appropriate Form W-8)

GUARANTEE OF SIGNATURE(S)
FOR USE BY ELIGIBLE INSTITUTIONS ONLY
(If Required—See Instructions 1 and 5)

Authorized Signature:

Name:

Title:
(Please Print)

Name of Firm:

Address:
(Include Zip Code)

Area Code and Telephone Number:

Date:

PLACE MEDALLION GUARANTEE IN SPACE BELOW

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.  Guarantee of Signatures.  No signature guarantee is required on this Letter of Transmittal (i) if the Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) of shares of Dollar Thrifty Common Stock and such holder(s) have not completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if shares of Dollar Thrifty Common Stock are tendered for the account of a financial institution that is a member of the Security Transfer Agent Medallion Signature Program or by any other “eligible guarantor institution”, as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2.  Requirements of Tender.  This Letter of Transmittal is to be completed by Dollar Thrifty stockholders either if certificates representing shares of Dollar Thrifty Common Stock are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of the shares of Dollar Thrifty Common Stock is to be made by book-entry transfer pursuant to the procedures set forth herein and in the Prospectus/Offer to Exchange. For a stockholder to validly tender shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent’s Message (in connection with book-entry transfer of the shares) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates representing tendered shares of Dollar Thrifty Common Stock must be received by the Exchange Agent at one of such addresses prior to the Expiration Date or (ii) such shares of Dollar Thrifty Common Stock must be tendered pursuant to the procedure for book-entry transfer set forth herein and in the Prospectus/Offer to Exchange, and a book-entry confirmation must be received by the Exchange Agent prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in the Prospectus/Offer to Exchange.

Stockholders whose certificates representing shares of Dollar Thrifty Common Stock are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their shares of Dollar Thrifty Common Stock by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and in the Prospectus/Offer to Exchange.

Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Hertz, through Purchaser, must be received by the Exchange Agent prior to the Expiration Date and (iii) certificates representing shares of Dollar Thrifty Common Stock, in proper form for transfer (or a book-entry confirmation with respect to all tendered shares of Dollar Thrifty Common Stock), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and other documents required by this Letter of Transmittal must be received by the Exchange Agent within three trading days after the date of execution of such Notice of Guaranteed Delivery. A “trading day” is any day on which the New York Stock Exchange is open for business.

The term “Agent’s Message” means a message, transmitted by the book-entry transfer facility to, and received by, the Exchange Agent and forming a part of the book-entry confirmation, which states that the book-entry transfer facility has received an express acknowledgement from the participant in the book-entry transfer facility tendering the shares of Dollar Thrifty Common Stock that are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

THE METHOD OF DELIVERY OF THE SHARES OF DOLLAR THRIFTY COMMON STOCK, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional shares of Dollar Thrifty Common Stock will be exchanged. By execution of this Letter of Transmittal (or a manually signed facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their shares of Dollar Thrifty Common Stock for exchange.

3.  Inadequate Space. If the space provided herein under “Description of Shares Tendered” is inadequate, the number of shares of Dollar Thrifty Common Stock tendered and the certificate numbers representing such shares of Dollar Thrifty Common Stock, if applicable, should be listed on a separate signed schedule and attached hereto.

4.  Partial Tenders (not applicable to stockholders who tender by book-entry transfer).  If fewer than all shares of Dollar Thrifty Common Stock represented by any certificate delivered to the Exchange Agent are to be tendered hereby, fill in the number of shares of Dollar Thrifty Common Stock that are to be tendered in the box entitled “Number of Shares Tendered”. In such cases, new certificates representing the remainder of the shares of Dollar Thrifty Common Stock that were represented by the old certificates, but that were not tendered, will be sent to the registered holder(s) at the address(es) listed above in the box entitled “Description of Shares Tendered”, unless otherwise provided in the box(es) entitled “Special Delivery Instructions” and/or “Special Issuance Instructions” herein, as soon as practicable after the Expiration Date or the termination of the Offer. All shares of Dollar Thrifty Common Stock represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5.  Signatures on Letter of Transmittal; Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of shares of Dollar Thrifty Common Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates representing such shares of Dollar Thrifty Common Stock without alteration, enlargement or any other change whatsoever.

If any shares of Dollar Thrifty Common Stock tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any shares of Dollar Thrifty Common Stock tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such shares of Dollar Thrifty Common Stock.

If this Letter of Transmittal is signed by the registered holder(s) of shares of Dollar Thrifty Common Stock tendered hereby, no endorsements of certificates representing shares of Dollar Thrifty Common Stock or separate stock powers are required, unless the shares of Hertz Common Stock are to be issued to, or certificates representing shares of Dollar Thrifty Common Stock not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) representing shares of Dollar Thrifty Common Stock tendered, the certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificate(s) or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate representing shares of Dollar Thrifty Common Stock or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person’s authority so to act must be submitted.

6.  Stock Transfer Taxes.  Except as otherwise provided in this Instruction 6, Purchaser or Hertz will pay all United States stock transfer taxes with respect to the transfer of any shares of Dollar Thrifty Common Stock to Purchaser, or by its order, pursuant to the Offer. If, however, issuance of shares of Hertz Common Stock is to be made to, or certificate(s) representing shares of Dollar Thrifty Common Stock not tendered or not accepted for exchange are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates representing shares of Dollar Thrifty Common Stock are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of such issuance or transfer to such other person will be deducted from the consideration to be received by such stockholder for the exchange of such shares of Dollar Thrifty Common Stock in the Offer, unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

7.  Special Issuance and Delivery Instructions.  If certificates (or, at Purchaser’s election, evidence of book-entry transfer) for shares of Hertz Common Stock and a check for cash payable in the Offer or any shares of Dollar Thrifty Common Stock not tendered or not accepted for exchange are to be issued in the name of and/or returned to, a person other than the registered holder(s) listed above in the box entitled “Description of Shares Tendered” or if a check or any certificates representing shares of Dollar Thrifty Common Stock not tendered or not exchanged are to be sent to someone other than the registered holder(s) listed above in the box entitled “Description of Shares Tendered” or to the registered holder(s) listed above in the box entitled “Description of Shares Tendered” at an address other than that listed above in the box entitled “Description of Shares Tendered”, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering shares of Dollar Thrifty Common Stock by book-entry transfer may request that shares of Dollar Thrifty Common Stock not exchanged be credited to such account at the book-entry transfer facility as such stockholder may designate under “Special Issuance Instructions”. If no such instructions are given, any such shares of Dollar Thrifty Common Stock not exchanged will be returned by crediting the account at the book-entry transfer facility designated above.

8.  Substitute Form W-9.  Payments made to certain stockholders pursuant to the Offer may be subject to backup withholding.  To avoid backup withholding, each U.S. Holder (as defined in the Prospectus/Offer to Exchange) and, if applicable, each other payee, must provide the Exchange Agent with such stockholder’s or payee’s correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth below.  In general, if a stockholder or payee is an individual, the taxpayer identification number is the social security number of such individual.  If the Exchange Agent is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service.  Certain stockholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.  In order to satisfy the Exchange Agent that a Non-U.S. Holder (as defined in the Prospectus/Offer to Exchange) qualifies as an exempt recipient, such stockholder or payee must submit a Form W-8BEN (or other applicable IRS Form W-8).  Such forms can be obtained from the Exchange Agent or at www.irs.gov.  For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if shares of Dollar Thrifty Common Stock are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 or any other applicable form will not, by itself, cause shares of Dollar Thrifty Common Stock to be deemed invalidly tendered, but may require the Exchange Agent to withhold 28% of the amount of any payments made pursuant to the Offer.  Backup withholding is not an additional U.S. federal income tax.  Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld.  If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.  Failure to complete and return the Substitute Form W-9 may result in backup withholding of 28% of any payments made to you pursuant to the Offer.  Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

9.  Mutilated, Lost, Stolen or Destroyed Certificates.  Holders of certificates representing shares of Dollar Thrifty Common Stock that have been mutilated, lost, stolen or destroyed should contact Computershare Trust Company, N.A., the transfer agent for Dollar Thrifty Common Stock, by calling (800) 962-4284.  The transfer agent will provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates.  The Exchange Agent will not accept any Letter of Transmittal without the accompanying certificates.  Dollar Thrifty stockholders wishing to tender shares of Dollar Thrifty Common Stock represented by certificates that have been mutilated, lost, stolen or destroyed must first obtain replacement certificates from Computershare Trust Company, N.A. and present such replacement certificates to the Exchange Agent with this Letter of Transmittal.

10.  Waiver of Conditions.  The conditions of the Offer may be waived, in whole or in part, by Hertz or Purchaser, in their sole discretion, at any time and from time to time, in the case of any shares of Dollar Thrifty Common Stock tendered.

11.  Questions and Requests for Assistance or Additional Copies.  Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, or the Dealer Manager at its telephone number, in each case, as set forth on the back page of this Letter of Transmittal. Requests for additional copies of the Prospectus/Offer to Exchange, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent. Stockholders may also contact their brokers, dealers, banks, trust companies or other nominees for assistance concerning the Offer.

12.  Irregularities.  All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of Dollar Thrifty Common Stock will be determined by Hertz and Purchaser in their sole discretion, and their determinations shall be final and binding to the fullest extent permitted by law. Hertz reserves the absolute right to cause Purchaser to reject any and all tenders of shares of Dollar Thrifty Common Stock that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of its counsel, be unlawful. Hertz also reserves the absolute right to cause Purchaser to waive any defect or irregularity in the tender of any shares of Dollar Thrifty Common Stock. No tender of shares of Dollar Thrifty Common Stock will be deemed to be validly made until all defects and irregularities in tenders of shares have been cured or waived. None of Hertz, Purchaser or any of their respective affiliates or assigns, the Dealer Manager, the Information Agent, the Exchange Agent or any other person is or will be under any duty to give any notification of any defects or irregularities in the tender of shares of Dollar Thrifty Common Stock and none of them will incur any liability for failure to give any such notice. Purchaser’s interpretation of the terms and conditions of the Offer, including the Letter of Transmittal, will be final and binding to the fullest extent permitted by law.

IMPORTANT: THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

Facsimiles of this Letter of Transmittal, properly completed and duly signed, will be accepted. The Letter of Transmittal and certificates representing shares of Dollar Thrifty Common Stock and any other required documents should be sent or delivered by each stockholder or such stockholder’s broker, dealer, bank, trust company or other nominee to the Exchange Agent at one of its addresses or to the facsimile number set forth herein.

REQUESTOR’S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service (IRS) Payer’s Request for Taxpayer Identification Number (TIN) Please fill in your name and address below.	Part 1— PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT OR, IF YOU DO NOT HAVE A TIN, WRITE “APPLIED FOR” AND SIGN THE CERTIFICATION BELOW.

Social Security Number OR

Taxpayer Identification Number ☐ Exempt

Name	Check appropriate box:
☐ Disregarded Entity ☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other

(If you are an LLC, check the box marked “Other”, write “LLC” and also check one of the other boxes to indicate your tax status (e.g., disregarded entity, individual/sole proprietor, corporation or partnership).

Business Name

Part 2—Certification— Under penalties of perjury, I certify that: (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (as defined for U.S. federal income tax purposes).

Address (number and street)

City, State and Zip Code

Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 1 and see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9”.

Signature:  ___________                                           Date: _________

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” ON SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a Taxpayer Identification Number, all reportable payments made to me will be subject to backup withholding but will be refunded if I provide a certified Taxpayer Identification Number within 60 days.

Signature:  ___________                                           Date: _________

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers, or the Dealer Manager at its telephone number, in each case, as set forth below. Requests for additional copies of the Prospectus/Offer to Exchange, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent. Stockholders may also contact their brokers, dealers, banks, trust companies or other nominees for assistance concerning the Offer.

The Exchange Agent for the Offer is:

By Mail:	By Overnight Courier or By Hand:
American Stock Transfer & Trust Company, LLC Attn: Reorganizations P.O. Box 2042 New York, New York 10272-2042	American Stock Transfer & Trust Company, LLC Attn: Reorganizations 6201 15th Avenue Brooklyn, New York 11219

The Information Agent for the Offer is:

501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders May Call Toll Free: (877) 456-3507
Banks and Brokers May Call Collect: (212) 750-5833

The Dealer Manager for the Offer is:

Barclays Capital Inc.
745 Seventh Avenue, 3rd Floor
New York, New York 10019
Attention: Equity Corporate Services
Call Toll-Free (888) 610-5877